TIGERSHARES TRUST

UP Fintech China-U.S. Internet Titans ETF (TTTN)

September 18, 2020

Supplement to the
Summary Prospectus dated January 25, 2020, as supplemented May 28, 2020

Effective on or about September 4, 2020, all mentions of Vident Investment Advisory, LLC or VIA are hereby replaced with Exchange Traded Concepts, LLC or ETC.
The following replaces the information under the heading “Investment Sub-Adviser” section on page 9 in the Summary Prospectus:
Exchange Traded Concepts, LLC (the “Sub-Adviser”) serves as the investment Sub-Adviser of the Fund.
The following replaces the information under the heading “Portfolio Managers” on page 9 in the Summary Prospectus:
Andrew Serowik and Travis Trampe have been portfolio managers of the Fund since September 2020.

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Please retain this supplement for your reference.
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